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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2001

DIGIMARC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-28317 (Commission file Number)	94-3342784 (I.R.S. Employer Identification No.)

19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON 97062
(Address of Principal Executive Offices)

(503) 885-9699
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

    The Registrant's press release dated October 17, 2001, regarding its financial results for the period ended September 30, 2001, including condensed statements of operations and condensed balance sheets for the periods ended September 30, 2001 and September 30, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  EXHIBITS

99.1
Press Release issued by the Registrant dated October 17, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2001
DIGIMARC CORPORATION
By:
/s/ E.K. RANJIT E.K. Ranjit Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by the Registrant dated October 17, 2001

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX